UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant| |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

| |  Definitive Proxy Statement

| |  Definitive Additional Materials

|X|  Soliciting Material Pursuant to ss.240.14a-12




                               KNIGHT-RIDDER, INC.

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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

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| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1)   Title of each class of securities to which transaction applies:



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      2)   Aggregate number of securities to which transaction applies:



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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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     4)   Proposed maximum aggregate value of transaction:



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     5)   Total fee paid:



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



| |  Fee paid previously with preliminary materials.


| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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     4)   Date Filed:



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

Knight Ridder issued the following press releases:

       (1) McClatchy to Sell the (Aberdeen) American News to Schurz Communications, Inc.

       (2)   McClatchy to Sell the Akron Beacon Journal to Black Press Ltd.

       (3) McClatchy to Sell Duluth News Tribune and Grand Forks Herald to Forum Communications

       (4)   McClatchy to Sell the Fort Wayne News-Sentinel to Ogden Newspapers





The following questions for employees of Knight Ridder were posted to the Knight Ridder intranet:

       (1)   FAQ regarding Aberdeen sale.

       (2)   FAQ regarding Akron sale.

       (3)   FAQ regarding Duluth and Grand Forks sale.

       (4)   FAQ regarding Fort Wayne sale.



--------------------------------------------------------------------------------




[The McClatchy Company Logo]

Contacts for The McClatchy Company:
Investors: Elaine Lintecum
916-321-1834

Press: Cindy Leggett-Flynn or Sarah Lubman
Brunswick Group
212-333-3810

Contacts for Schurz Communications, Inc.
Press: Todd Schurz
574-287-1001




                 McCLATCHY TO SELL THE (ABERDEEN) AMERICAN NEWS
                         TO SCHURZ COMMUNCIATIONS, INC.

SACRAMENTO, CA and SOUTH BEND, IN, June 7, 2006 - The McClatchy Company (NYSE:
MNI) today announced a definitive agreement to sell the AMERICAN NEWS to Schurz Communications, Inc. Financial terms of the transaction were not disclosed at the buyer's request. The purchase covers the AMERICAN NEWS and certain publications and web sites related to the newspaper.

The AMERICAN NEWS is currently owned by Knight-Ridder, Inc., which McClatchy has agreed to acquire. The parties intend to close the transaction as soon as possible after the close of McClatchy's Knight Ridder acquisition, which is expected this summer.

Schurz Communications publishes twelve daily and six weekly newspapers in medium and small markets with a combined circulation of nearly 225,000. It also owns four television stations, seven radio stations, two cable companies, phone directories, shopping guides, and a printing company. Geographically, Schurz Communications has a presence in Indiana, Kentucky, Maryland, Michigan, Pennsylvania, California, Florida, Missouri, Georgia and Virginia.

"The number and quality of bidders interested in newspapers such as the AMERICAN NEWS is an indication of the continuing strength of the newspaper industry," said McClatchy CEO Gary Pruitt. "We are confident that the pairing of Schurz Communications and the AMERICAN NEWS will be a long and successful one."

"We are a company that believes in the vitality of the communities we serve. We are very excited to be a part of Aberdeen and value the trusted reputation of The AMERICAN NEWS," said Schurz Communications President and COO Todd Schurz. "The addition of this publication will expand our geographic reach as well as complement our reputation for honesty and fairness."

Dirks, Van Essen & Murray served as broker to McClatchy in this transaction. Wilson Sonsini Goodrich & Rosati served as legal counsel to McClatchy, and Barnes & Thornburg served as legal counsel to Schurz Communications, Inc.

ABOUT THE MCCLATCHY COMPANY

The McClatchy Company, headquartered in Sacramento, CA, is a leading newspaper and internet publisher. It publishes 12 daily and 16 non-daily newspapers located in western coastal states, North and South Carolina, and the Twin Cities of Minneapolis/St. Paul. McClatchy has daily circulation of 1.4 million and Sunday circulation of 1.8 million. McClatchy's newspapers include, among others, the STAR TRIBUNE in Minneapolis, THE SACRAMENTO BEE, THE FRESNO BEE and THE MODESTO BEE in California, THE NEWS & OBSERVER (Raleigh, NC), THE NEWS TRIBUNE (Tacoma, WA), the ANCHORAGE DAILY NEWS and VIDA EN EL VALLE, a bilingual Spanish weekly newspaper distributed throughout California's Central Valley. McClatchy also operates leading local websites in each of its daily newspaper markets, offering readers information, comprehensive news, advertising, e-commerce and other services, and owns and operates McClatchy Interactive, an interactive operation that provides websites with content, publishing tools and software development. McClatchy is listed on the New York Stock Exchange under the symbol
(MNI).



ABOUT SCHURZ COMMUNICATIONS, INC.

Based in South Bend, Indiana, Schurz Communications, Inc. is a diversified and privately-owned media and communications company. It began in 1872 when Alfred
B. Miller and Elmer Crockett founded the South Bend, IN TRIBUNE. The TRIBUNE is still the flagship property and family members have held editor and publisher positions at the newspaper for five generations. Schurz's newspapers include, among others, the HERALD TIMES (Bloomington, IN) and the MORNING HERALD and DAILY MAIL (Hagerstown, MD). Schurz Communications, Inc. consists of six business segments: Radio broadcasting, Television broadcasting, Cable television, Newspaper publishing, Shoppers and Commercial printing.

Schurz Communications newspapers have a long tradition of editorial excellence, technical innovation and a commitment to the highest standards for quality and excellence in journalism. Our companies put great emphasis on seeking the truth and sharing it with others.

                                      # # #


BACKGROUND TO THE TRANSACTION


On March 13, 2006, The McClatchy Company announced a definitive agreement under which McClatchy will acquire Knight-Ridder, Inc. Knight Ridder publishes 32 daily newspapers in 29 U.S. markets, with a circulation of 3.4 million daily and
4.5 million Sunday. Knight Ridder has websites in all of its markets and a variety of investments in internet and technology companies, publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. Knight Ridder's internet operation develops and manages the company's online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional websites in more than 110 U.S. markets.

As part of that announcement, McClatchy said it planned to sell 11 of the acquired newspapers that do not fit with the company's longstanding operating strategies and acquisition criteria, and to sell the ST. PAUL PIONEER PRESS due to anticipated anti-trust concerns involving McClatchy's (Minneapolis) STAR TRIBUNE.

After McClatchy's planned divestitures and the close of the Knight Ridder acquisition, The McClatchy Company will become the nation's second-largest newspaper company measured by daily circulation (approximately 3.2 million), with 32 daily newspapers and approximately 50 non-dailies. The expanded McClatchy will own leading newspapers in many of the fastest-growing markets nationwide, with an enhanced portfolio of Internet assets. The transaction is subject to customary terms and conditions, including approval by the Knight Ridder shareholders and is expected to close this summer.

On April 26, 2006, the McClatchy Company announced a definitive agreement with MediaNews Group, Inc. (MediaNews) and The Hearst Corporation (Hearst) under which the companies will pay McClatchy $1.0 billion in cash to acquire four newspapers. MediaNews will purchase two northern California papers, the SAN JOSE MERCURY NEWS and CONTRA COSTA TIMES, and Hearst will acquire the MONTEREY (CA) HERALD, and the ST. PAUL PIONEER PRESS in St. Paul, Minnesota.

On May 23, 2006, McClatchy announced a definitive agreement to sell Philadelphia Newspapers, Inc. (PNI) to Philadelphia Media Holdings LLC (PMH) in a transaction valued at $562 million. The purchase covers the PHILADELPHIA INQUIRER and PHILADELPHIA DAILY NEWS, both daily newspapers, and related media assets including philly.com.

Separately, McClatchy announced today definitive agreements to sell the AKRON BEACON JOURNAL to Sound Publishing Holdings, Inc., THE NEWS-SENTINEL, a 75% stake in the Fort Wayne Joint Operating Agency and certain publications and web sites related to the newspaper to Ogden Newspapers, and to sell the DULUTH NEWS TRIBUNE and the GRAND FORKS HERALD to Forum Communications Company.


SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this press release regarding the proposed transactions between McClatchy and each of Knight Ridder, MediaNews, Hearst, Schurz Communications, Inc., Sound Publishing Holdings, Inc., Ogden Newspapers, Forum Communications Company and Philadelphia Media Holdings LLC, the expected timetable for completing the transactions, future financial and operating results, benefits and synergies of the transactions, the divestiture plan, future opportunities for the company and any other statements about management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transactions, the ability of McClatchy to successfully integrate Knight Ridder's operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in McClatchy's Annual Report on Form 10-K for the year ended December 25, 2005 and the final Prospectus/Proxy Statement/Information Statement contained in McClatchy's Registration Statement on Form S-4 (Registration No. 333-133321). McClatchy disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

IMPORTANT ADDITIONAL INFORMATION

On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

                          [THE MCCLATCHY COMPANY LOGO]



Contacts for The McClatchy Company:            Contacts for Black Press Limited
Investors: Elaine Lintecum                     Press: David Black
916-321-1834                                   250-480-3220

Press: Cindy Leggett-Flynn or Sarah Lubman
Brunswick Group
212-333-3810


                  McCLATCHY TO SELL THE AKRON BEACON JOURNAL TO
                                BLACK PRESS LTD.

SACRAMENTO, CA and VICTORIA, BC, June 7, 2006 - The McClatchy Company (NYSE:
MNI) today announced a definitive agreement to sell the AKRON BEACON JOURNAL to Sound Publishing Holdings, Inc. Sound Publishing Holdings, Inc., is a wholly owned subsidiary of Black Press Ltd., a Canadian company which produces over 100 publications in British Columbia, Alberta, Washington State and Hawaii. Financial terms of the transaction were not disclosed at the buyer's request.

The purchase covers the AKRON BEACON JOURNAL and certain publications and web sites related to the newspaper. The AKRON BEACON JOURNAL is currently owned by Knight Ridder, Inc., which McClatchy has agreed to acquire. The parties intend to close the transaction as soon as possible after the close of McClatchy's Knight Ridder acquisition, which is expected this summer.

"Our aim throughout the divestiture process was to find the right buyers for the right newspapers," said Gary Pruitt, Chief Executive Officer of McClatchy. "We believe that Black Press Ltd. and the AKRON BEACON JOURNAL are a great fit, and we look forward to seeing this relationship develop in the future."

"Under the direction of the Knight family and Knight Ridder, the AKRON BEACON JOURNAL has been a good community newspaper for a long time. We believe in the same focus on local journalism of high quality," said Black Press Ltd. CEO David Black.

Dirks, Van Essen & Murray served as broker to McClatchy in this transaction. Wilson Sonsini Goodrich & Rosati served as legal counsel to McClatchy, and Patterson Adams served as legal counsel to Black Press Ltd.

Dirks, Van Essen & Murray served as broker to McClatchy in this transaction. Wilson Sonsini Goodrich & Rosati served as legal counsel to McClatchy, and Patterson Adams served as legal counsel to Sound Publishing Holdings, Inc.


                                      # # #

ABOUT THE MCCLATCHY COMPANY

The McClatchy Company, headquartered in Sacramento, CA, is a leading newspaper and internet publisher. It publishes 12 daily and 16 non-daily newspapers located in western coastal states, North and South Carolina, and the Twin Cities of Minneapolis/St. Paul. McClatchy has daily circulation of 1.4 million and Sunday circulation of 1.8 million. McClatchy's newspapers include, among others, the STAR TRIBUNE in Minneapolis, THE SACRAMENTO BEE, THE FRESNO BEE and THE MODESTO BEE in California, THE NEWS & OBSERVER (Raleigh, NC), THE NEWS TRIBUNE (Tacoma, WA), the ANCHORAGE DAILY NEWS and VIDA EN EL VALLE, a bilingual Spanish weekly newspaper distributed throughout California's Central Valley. McClatchy also operates leading local websites in each of its daily newspaper markets, offering readers information, comprehensive news, advertising, e-commerce and other services, and owns and operates McClatchy Interactive, an interactive operation that provides websites with content, publishing tools and software development. McClatchy is listed on the New York Stock Exchange under the symbol
(MNI).



ABOUT BLACK PRESS LTD.

Black Press Ltd. is a private company that owns and operates 115 newspapers in western Canada, Washington State and Hawaii. Most of the papers are published one to three times per week. Many have controlled circulation. The largest daily owned prior to the acquisition of the AKRON BEACON JOURNAL was the HONOLULU STAR-BULLETIN. Black Press Ltd. is 80% owned by the David Black family and 20% by Torstar Corporation.


                                      # # #


BACKGROUND TO THE TRANSACTION


On March 13, 2006, The McClatchy Company announced a definitive agreement under which McClatchy will acquire Knight-Ridder, Inc. Knight Ridder publishes 32 daily newspapers in 29 U.S. markets, with a circulation of 3.4 million daily and
4.5 million Sunday. Knight Ridder has websites in all of its markets and a variety of investments in internet and technology companies, publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. Knight Ridder's internet operation develops and manages the company's online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional websites in more than 110 U.S. markets.

As part of that announcement, McClatchy said it planned to sell 11 of the acquired newspapers that do not fit with the company's longstanding operating strategies and acquisition criteria, and to sell the ST. PAUL PIONEER PRESS due to anticipated anti-trust concerns involving McClatchy's (Minneapolis) STAR TRIBUNE.

After McClatchy's planned divestitures and the close of the Knight Ridder acquisition, The McClatchy Company will become the nation's second-largest newspaper company measured by daily circulation (approximately 3.2 million), with 32 daily newspapers and approximately 50 non-dailies. The expanded McClatchy will own leading newspapers in many of the fastest-growing markets nationwide, with an enhanced portfolio of Internet assets. The transaction is subject to customary terms and conditions, including approval by the Knight Ridder shareholders and is expected to close this summer.

On April 26, 2006, the McClatchy Company announced a definitive agreement with MediaNews Group, Inc. (MediaNews) and The Hearst Corporation (Hearst) under which the companies will pay McClatchy $1.0 billion in cash to acquire four newspapers. MediaNews will purchase two northern California papers, the SAN JOSE MERCURY NEWS and CONTRA COSTA TIMES, and Hearst will acquire the MONTEREY (CA) HERALD, and the ST. PAUL PIONEER PRESS in St. Paul, Minnesota.

On May 23, 2006, McClatchy announced a definitive agreement to sell Philadelphia Newspapers, Inc. (PNI) to Philadelphia Media Holdings LLC (PMH) in a transaction valued at $562 million. The purchase covers the PHILADELPHIA INQUIRER and PHILADELPHIA DAILY NEWS, both daily newspapers, and related media assets including philly.com.

Separately McClatchy announced today definitive agreements to sell THE NEWS-SENTINEL, a 75% stake in the Fort Wayne Joint Operating Agency and certain publications and web sites related to the newspaper to Ogden Newspapers, the DULUTH NEWS TRIBUNE and the GRAND FORKS HERALD to Forum Communications Company and the (Aberdeen) AMERICAN NEWS to Schurz Communications, Inc.


SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

     Statements in this press release regarding the proposed transactions between McClatchy and each of Knight Ridder, MediaNews, Hearst, Schurz Communications, Inc., Ogden Newspapers, Forum Communications Company, Sound Publishing Holdings, Inc. and Philadelphia Media Holdings LLC, the expected timetable for completing the transactions, future financial and operating results, benefits and synergies of the transactions, the divestiture plan, future opportunities for the company and any other statements about management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transactions, the ability of McClatchy to successfully integrate Knight Ridder's operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in McClatchy's Annual Report on Form 10-K for the year ended December 25, 2005 and the final Prospectus/Proxy Statement/Information Statement contained in McClatchy's Registration Statement on Form S-4 (Registration No. 333-133321). McClatchy disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

IMPORTANT ADDITIONAL INFORMATION

     On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

[The McClatchy Company Logo]



Contacts for The McClatchy Company:   Contacts for Forum Communications Company:
Investors: Elaine Lintecum            Press: William C. Marcil
916-321-1834                          701-235-7311

Press: Cindy Leggett-Flynn or Sarah Lubman
Brunswick Group
212-333-3810


          McCLATCHY TO SELL DULUTH NEWS TRIBUNE AND GRAND FORKS HERALD
                             TO FORUM COMMUNICATIONS

SACRAMENTO, CA and GRAND FORKS, ND June 7, 2006 - The McClatchy Company (NYSE:
MNI) today announced a definitive agreement to sell the DULUTH NEWS TRIBUNE and the GRAND FORKS HERALD to Forum Communications Company (Forum Communications). Financial terms of the transaction were not disclosed at the buyer's request. The purchase includes certain publications and websites related to those newspapers.

The DULUTH NEWS TRIBUNE and the GRAND FORKS HERALD are currently owned by Knight-Ridder, Inc., which McClatchy has agreed to acquire. The parties intend to close the transaction as soon as possible after the close of McClatchy's Knight Ridder acquisition, which is expected this summer.

Forum Communications is a media firm based in Fargo, North Dakota. The company owns a number of newspapers in North Dakota, South Dakota, Minnesota, and Wisconsin, including THE FORUM OF FARGO-MOORHEAD.

"We are happy to see these two fine publications join the Forum Communications family," said Gary Pruitt, Chief Executive Officer of McClatchy. "We are also pleased that we continue to make progress on our stated plans to complete the divestment process in a timely manner, and have been gratified by the amount of interest shown in the remaining newspapers to be sold."

William C. Marcil, President and CEO of Forum Communications, said: "The DULUTH NEWS TRIBUNE and the GRAND FORKS HERALD are each great newspapers with a strong heritage of committed journalism. They will fit well within our diverse group of integrated media properties, which are united by our shared mission of serving the public trust."

Dirks, Van Essen & Murray served as broker to McClatchy in this transaction. Wilson Sonsini Goodrich & Rosati served as legal counsel to McClatchy, and Vogel Law Firm of Fargo served as legal counsel to Forum Communications.

                                      # # #

ABOUT THE MCCLATCHY COMPANY

The McClatchy Company, headquartered in Sacramento, CA, is a leading newspaper and internet publisher. It publishes 12 daily and 16 non-daily newspapers located in western coastal states, North and South Carolina, and the Twin Cities of Minneapolis/St. Paul. McClatchy has daily circulation of 1.4 million and Sunday circulation of 1.8 million. McClatchy's newspapers include, among others, the STAR TRIBUNE in Minneapolis, THE SACRAMENTO BEE, THE FRESNO BEE and THE MODESTO BEE in California, THE NEWS & OBSERVER (Raleigh, NC), THE NEWS TRIBUNE (Tacoma, WA), the ANCHORAGE DAILY NEWS and VIDA EN EL VALLE, a bilingual Spanish weekly newspaper distributed throughout California's Central Valley. McClatchy also operates leading local websites in each of its daily newspaper markets, offering readers information, comprehensive news, advertising, e-commerce and other services, and owns and operates McClatchy Interactive, an interactive operation that provides websites with content, publishing tools and software development. McClatchy is listed on the New York Stock Exchange under the symbol
(MNI).


ABOUT FORUM COMMUNICATIONS COMPANY

Forum Communications Company is a diversified media company with 30 newspapers in North Dakota, South Dakota, Minnesota and Wisconsin. The family owned company also has TV and radio holdings, a commercial printing division, internet businesses and web sites at each of its facilities.

                                      # # #


BACKGROUND TO THE TRANSACTION


On March 13, 2006, The McClatchy Company announced a definitive agreement under which McClatchy will acquire Knight-Ridder, Inc. Knight Ridder publishes 32 daily newspapers in 29 U.S. markets, with a circulation of 3.4 million daily and
4.5 million Sunday. Knight Ridder has websites in all of its markets and a variety of investments in internet and technology companies, publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. Knight Ridder's internet operation develops and manages the company's online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional websites in more than 110 U.S. markets.

As part of that announcement, McClatchy said it planned to sell 11 of the acquired newspapers that do not fit with the company's longstanding operating strategies and acquisition criteria, and to sell the ST. PAUL PIONEER PRESS due to anticipated anti-trust concerns involving McClatchy's (Minneapolis) STAR TRIBUNE.

After McClatchy's planned divestitures and the close of the Knight Ridder acquisition, The McClatchy Company will become the nation's second-largest newspaper company measured by daily circulation (approximately 3.2 million), with 32 daily newspapers and approximately 50 non-dailies. The expanded McClatchy will own leading newspapers in many of the fastest-growing markets nationwide, with an enhanced portfolio of Internet assets. The transaction is subject to customary terms and conditions, including approval by the Knight Ridder shareholders and is expected to close this summer.

On April 26, 2006, the McClatchy Company announced a definitive agreement with MediaNews Group, Inc. (MediaNews) and The Hearst Corporation (Hearst) under which the companies will pay McClatchy $1.0 billion in cash to acquire four newspapers. MediaNews will purchase two northern California papers, the SAN JOSE MERCURY NEWS and CONTRA COSTA TIMES, and Hearst will acquire the MONTEREY (CA) HERALD and the ST. PAUL PIONEER PRESS in St. Paul, Minnesota.

On May 23, 2006, McClatchy announced a definitive agreement to sell Philadelphia Newspapers, Inc. (PNI) to Philadelphia Media Holdings LLC (PMH) in a transaction valued at $562 million. The purchase covers the PHILADELPHIA INQUIRER and PHILADELPHIA DAILY NEWS, both daily newspapers, and related media assets including philly.com.

Separately McClatchy announced today definitive agreements to sell THE NEWS-SENTINEL, a 75% stake in the Fort Wayne Joint Operating Agency and certain publications and web sites related to the newspaper to Ogden Newspapers, the AKRON BEACON JOURNAL to Sound Publishing Holdings, Inc and the (Aberdeen) AMERICAN NEWS to Schurz Communications, Inc.


SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this press release regarding the proposed transactions between McClatchy and each of Knight Ridder, MediaNews, Hearst, Schurz Communications, Inc., Ogden Newspapers, Forum Communications Company, Sound Publishing Holdings, Inc. and Philadelphia Media Holdings LLC, the expected timetable for completing the transactions, future financial and operating results, benefits and synergies of the transactions, the divestiture plan, future opportunities for the company and any other statements about management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transactions, the ability of McClatchy to successfully integrate Knight Ridder's operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in McClatchy's Annual Report on Form 10-K for the year ended December 25, 2005 and the final Prospectus/Proxy Statement/Information Statement contained in McClatchy's Registration Statement on Form S-4 (Registration No. 333-133321). McClatchy disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

IMPORTANT ADDITIONAL INFORMATION

On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

[The McClatchy Company Logo]



Contacts for The McClatchy Company:             Contacts for Ogden Newspapers:
Investors: Elaine Lintecum                      Robert M Nutting, CEO
916-321-1834                                    304-231-0400

Press: Cindy Leggett-Flynn or Sarah Lubman
Brunswick Group
212-333-3810


                 McCLATCHY TO SELL THE FORT WAYNE NEWS-SENTINEL
                               TO OGDEN NEWSPAPERS

SACRAMENTO, CA, FORT WAYNE, IN and WHEELING, WV, June 7, 2006 - The McClatchy Company (NYSE: MNI) today announced a definitive agreement to sell THE NEWS-SENTINEL of Fort Wayne, IN, to the Ogden Newspapers. Financial terms of the transaction were not disclosed at the buyer's request. The purchase covers THE NEWS-SENTINEL, a 75% stake in the Fort Wayne Joint Operating Agency (JOA) and certain publications and web sites related to the newspapers. THE NEWS-SENTINEL is currently owned by Knight-Ridder, Inc., which McClatchy has agreed to acquire. The parties intend to close the transaction as soon as possible after the close of McClatchy's Knight Ridder acquisition, which is expected this summer.

Ogden Newspapers, a private family-owned company headquartered in Wheeling, WV, publishes 39 daily newspapers, as well as related web sites, telephone directories, weekly newspapers, shoppers, and magazines in 15 states.

"Each of the papers identified for divestiture has received a tremendous amount of interest from a large variety of bidders, and the Fort Wayne JOA and THE NEWS-SENTINEL was no exception," said McClatchy CEO Gary Pruitt. "This announcement is another milestone in what has been a series of very successful agreements - we couldn't be happier."

"We're very pleased to have been selected by McClatchy to continue the tradition of the Pulitzer Prize-winning NEWS-SENTINEL, " said Ogden Newspapers CEO Robert
M. Nutting. "As a family company we're especially pleased to be associated in the Fort Wayne JOA with another long-standing newspaper family. The Inskeep family and the Fort Wayne newspapers are obviously cornerstones of northeast Indiana and we're proud to become partners in this venture. Here in the Ohio Valley where my great-grandfather started his first newspaper we publish one morning and two separate afternoon papers -- so we know and understand the benefits of the dynamic of a community served by multiple newspaper voices."

Dirks, Van Essen & Murray served as broker to McClatchy in this transaction. Wilson Sonsini Goodrich & Rosati served as legal counsel to McClatchy.

                                      # # #

ABOUT THE MCCLATCHY COMPANY

The McClatchy Company, headquartered in Sacramento, CA, is a leading newspaper and internet publisher. It publishes 12 daily and 16 non-daily newspapers located in western coastal states, North and South Carolina, and the Twin Cities of Minneapolis/St. Paul. McClatchy has daily circulation of 1.4 million and Sunday circulation of 1.8 million. McClatchy's newspapers include, among others, the STAR TRIBUNE in Minneapolis, THE SACRAMENTO BEE, THE FRESNO BEE and THE MODESTO BEE in California, THE NEWS & OBSERVER (Raleigh, NC), THE NEWS TRIBUNE (Tacoma, WA), the ANCHORAGE DAILY NEWS and VIDA EN EL VALLE, a bilingual Spanish weekly newspaper distributed throughout California's Central Valley. McClatchy also operates leading local websites in each of its daily newspaper markets, offering readers information, comprehensive news, advertising, e-commerce and other services, and owns and operates McClatchy Interactive, an interactive operation that provides websites with content, publishing tools and software development. McClatchy is listed on the New York Stock Exchange under the symbol
(MNI).


ABOUT OGDEN NEWSPAPERS

Ogden Newspapers, a private family-owned multi-media company headquartered in Wheeling, WV, publishes 39 daily newspapers in ten states including eight daily newspapers in Ohio and seven in West Virginia. Ogden has daily circulation of 500,000. Ogden's newspapers include, among others, The Intelligencer (Wheeling,
WV), Wheeling News-Register, Tribune-Chronicle (Warren, OH), Altoona Mirror
(PA), and The Maui News (HI). Ogden operates leading local websites in each of its daily newspaper markets. Ogden publishes numerous weeklies and shoppers in these same markets. Ogden publishes and distributes more than 3,000,000 telephone directories in 53 editions in six states. In addition Ogden publishes regional and national magazines including Mother Earth News.

Ogden Newspapers traces its history to the founding of the Wheeling News by H.C. Ogden in 1890. Today the company is owned and run by his descendents the Nutting family.

For more information: OgdenNews.com.

                                      # # #


BACKGROUND TO THE TRANSACTION


On March 13, 2006, The McClatchy Company announced a definitive agreement under which McClatchy will acquire Knight-Ridder, Inc. Knight Ridder publishes 32 daily newspapers in 29 U.S. markets, with a circulation of 3.4 million daily and
4.5 million Sunday. Knight Ridder has websites in all of its markets and a variety of investments in internet and technology companies, publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. Knight Ridder's internet operation develops and manages the company's online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional websites in more than 110 U.S. markets.

As part of that announcement, McClatchy said it planned to sell 11 of the acquired newspapers that do not fit with the company's longstanding operating strategies and acquisition criteria, and to sell the ST. PAUL PIONEER PRESS due to anticipated anti-trust concerns involving McClatchy's (Minneapolis) STAR TRIBUNE.

After McClatchy's planned divestitures and the close of the Knight Ridder acquisition, The McClatchy Company will become the nation's second-largest newspaper company measured by daily circulation (approximately 3.2 million), with 32 daily newspapers and approximately 50 non-dailies. The expanded McClatchy will own leading newspapers in many of the fastest-growing markets nationwide, with an enhanced portfolio of Internet assets. The transaction is subject to customary terms and conditions, including approval by the Knight Ridder shareholders and is expected to close this summer.

On April 26, 2006, the McClatchy Company announced a definitive agreement with MediaNews Group, Inc. (MediaNews) and The Hearst Corporation (Hearst) under which the companies will pay McClatchy $1.0 billion in cash to acquire four newspapers. MediaNews will purchase two northern California papers, the SAN JOSE MERCURY NEWS and CONTRA COSTA TIMES, and Hearst will acquire the MONTEREY (CA) HERALD, and the ST. PAUL PIONEER PRESS in St. Paul, Minnesota.

On May 23, 2006, McClatchy announced a definitive agreement to sell Philadelphia Newspapers, Inc. (PNI) to Philadelphia Media Holdings LLC (PMH) in a transaction valued at $562 million. The purchase covers the PHILADELPHIA INQUIRER and PHILADELPHIA DAILY NEWS, both daily newspapers, and related media assets including philly.com.

Separately McClatchy announced today definitive agreements to sell the AKRON BEACON JOURNAL to Sound Publishing Holdings, Inc., the DULUTH NEWS TRIBUNE and the GRAND FORKS HERALD to Forum Communications Company and the (Aberdeen) AMERICAN NEWS to Schurz Communications, Inc.




SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

     Statements in this press release regarding the proposed transactions between McClatchy and each of Knight Ridder, MediaNews, Hearst, Schurz Communications, Inc., Ogden Newspapers, Forum Communications Company, Sound Publishing Holdings, Inc. and Philadelphia Media Holdings LLC, the expected timetable for completing the transactions, future financial and operating results, benefits and synergies of the transactions, the divestiture plan, future opportunities for the company and any other statements about management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transactions, the ability of McClatchy to successfully integrate Knight Ridder's operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in McClatchy's Annual Report on Form 10-K for the year ended December 25, 2005 and the final Prospectus/Proxy Statement/Information Statement contained in McClatchy's Registration Statement on Form S-4 (Registration No. 333-133321). McClatchy disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

IMPORTANT ADDITIONAL INFORMATION

     On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

SCHURZ COMMUNICATIONS, INC./MCCLATCHY TRANSACTION:
FREQUENTLY ASKED QUESTIONS FOR KNIGHT RIDDER EMPLOYEES



We are announcing today a significant development for all of you, and for our shareholders, readers, advertisers and the communities we serve. The McClatchy Company has entered into an agreement with Schurz Communications Inc., under which the Aberdeen American News will be sold to Schurz Communications contingent on the closing of the sale of Knight Ridder to McClatchy. The following questions and answers are based on our understanding that the Schurz Communications, Inc. Transaction will close on or around June 27, 2006.


GENERAL

Q:       WHAT WILL HAPPEN TO ME DURING THIS TRANSITION?
A: This newspaper's most valuable asset is our employees. We must stay focused on producing our newspapers, Web sites, community and other publications at the high standards for which we are known. We need to provide readers with superior editorial content; we need to provide readers and advertisers with superb customer service.

Q: WHAT WILL BE THE IMPACT OF THE SCHURZ COMMUNICATIONS, INC. TRANSACTION ON STAFFING? WILL THERE BE ANY LAYOFFS?
A:       There are no layoffs planned.

Q:       WILL THERE BE CHANGES IN THE WAY OUR LOCAL COMPANY OPERATES?
A:       During this period of transition, we will continue business as usual.

Q:       WHEN WILL I KNOW SPECIFICALLY HOW I WILL BE AFFECTED?
A: As we have said, we expect business as usual during the transition. While we don't have all the answers to all questions at this point, we will keep employees informed in as timely a fashion as we can.

BENEFITS AND COMPENSATION

Please note that the information in these frequently asked questions is based on our current understanding of Schurz Communications, Inc.'s plans. Of course, any benefits that may become available under Schurz Communications, Inc.'s plans will be determined by the applicable plan document. In the event of any inconsistency between this Q&A and the applicable plan, the applicable plan will govern. Notwithstanding anything written in this Q&A to the contrary, Knight Ridder reserves the right to modify, amend, suspend or terminate any of its compensation and employee benefits plans, programs and arrangements and the compensation and benefits there under in accordance with their terms.


COMPENSATION

Q:       DOES TODAY'S ANNOUNCEMENT AFFECT MY COMPENSATION?
A: During the transition we don't expect changes in compensation outside of the normal course of business.

Q:       WHAT HAPPENS TO MY VACATION AND SICK BENEFITS?
A: During the transition period, we don't expect any changes to these programs.

Q:       I AM ELIGIBLE FOR A 2006 ANNUAL BONUS, WILL THAT STILL CONTINUE?
A: The 2006 annual bonuses will be paid out on a prorated basis at the time of the close of the Knight Ridder Transaction, based on your performance against your goals and the Company's performance against its goals. All future decisions regarding any bonus will be made by Schurz Communications, Inc.


HEALTH & WELFARE BENEFITS

Q: WHAT HAPPENS TO MY CURRENT KNIGHT RIDDER HEALTH AND WELFARE BENEFITS DURING THIS TRANSITION PERIOD?
A:       Your current coverage options will continue under their existing terms.

Q: WHAT HAPPENS TO MY HEALTH AND WELFARE BENEFITS AFTER THE SCHURZ COMMUNICATIONS, INC. TRANSACTION IS COMPLETE?
A: It is our understanding that Schurz Communications, Inc. intends to provide the same health and welfare benefits to the employees of the Aberdeen American News that it provides all of its eligible employees. Schurz Communications, Inc. will communicate those benefits to employees at the close of the transaction.


STOCK

Q:       DOES KNIGHT RIDDER STOCK CONTINUE TO TRADE DURING THE TRANSITION
         PERIOD?
A:       Yes.

Q:       WHAT HAPPENS TO KNIGHT RIDDER STOCK THAT I OWN?
A: Knight Ridder will trade on the stock exchange until the close of the Knight Ridder Transaction; you can sell the stock at anytime during this period (subject to the terms of the plan and insider trading rules).

         If you own Knight Ridder shares (not the shares you have the option to buy under the stock option program) at the close of the Knight Ridder Transaction, whether in your 401(k) account or a brokerage account, they will be replaced at the close of the Knight Ridder Transaction with a combination of cash and McClatchy stock.

         Each share you own will be replaced with $40 in cash and .5118th of a McClatchy share. To calculate the per share value of the swap, multiply the price of the McClatchy share by .5118 and add $40.

         Vanguard, e*Trade and any other broker you may use to hold Knight Ridder stock will be providing you more information on this process closer to the closing date of the Knight Ridder Transaction.


STOCK PURCHASE PLAN

Q:       CAN I CONTINUE TO PARTICIPATE IN KNIGHT RIDDER'S EMPLOYEE STOCK
         PURCHASE PLAN?
A: Yes, during the transition period. However at the time of the close of the Knight Ridder Transaction, the employee stock purchase plan will terminate. In connection with such termination, the final purchase period will end seven days prior to the close of the Knight Ridder Transaction. You will be receiving information on this process in the coming days.

Q:       MAY I WITHDRAW FROM THE PLAN DURING THE TRANSITION PERIOD?
A: Yes, the plan continues to operate normally until seven days before the close of the Knight Ridder Transaction.

Q: DOES THIS PROCESS AFFECT THE SHARES I HOLD THROUGH THE EMPLOYEE STOCK PURCHASE PLAN?
A: Yes, as with any other Knight Ridder shares you may own, these shares will be exchanged for cash and stock upon close of the Knight Ridder Transaction. You will be receiving information on this process in coming days.

Q.       WILL SCHURZ COMMUNICATIONS, INC. HAVE AN EMPLOYEE STOCK PURCHASE PLAN?
A.       No. As a family-owned and privately-held company, Schurz
         Communications, Inc. does not have an employee stock purchase plan.


STOCK OPTIONS

Q:       WHAT WILL HAPPEN TO MY STOCK OPTIONS?
A: All of your options which have not expired as of seven days prior to the close of the Knight Ridder Transaction will become 100 percent vested and exercisable at that time. You may choose to exercise your vested options prior to the close of the Knight Ridder Transaction. If you do not do so, your vested options will be cashed out and terminated.

Q:       WHAT HAPPENS TO MY VESTED KNIGHT RIDDER STOCK OPTIONS?
A: You can exercise these options at any time up until the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed); this means you can buy the shares at the strike price (the price at which the option was awarded) and immediately sell to cover the cost, keeping the excess (less any applicable tax withholding). If you purchase the shares and do not sell them before the close of the sale of Knight Ridder, they will be treated like any other Knight Ridder stock you own at the close of the sale of Knight Ridder.

         Any options that are not exercised before the close of the Knight Ridder Transaction will be cashed out by McClatchy. This means McClatchy will provide you for each share subject to an option with a cash payment equal to the excess, if any, of (a) $40 in cash plus (b) 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction less (c) the per share strike price for such option.

         If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder transaction is higher than the Knight Ridder share strike price the excess cash will be deposited in your e*Trade account.

         If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction is lower than the Knight Ridder share strike price, the option will have no cash value and be terminated.

Q:       WHAT HAPPENS TO MY UNVESTED KNIGHT RIDDER STOCK OPTIONS?
A: Seven days prior to the close of the Knight Ridder Transaction, these options will become vested. After that time you may exercise the options before the close of the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed). Any unexercised options will be cashed out as described in the "What happens to my VESTED Knight Ridder stock options?" Q&A.

Q: IF I LEAVE MY COMPANY BEFORE ALL OF MY OPTIONS WOULD OTHERWISE VEST (SEVEN DAYS PRIOR TO THE CLOSE OF THE KNIGHT RIDDER TRANSACTION), BUT I AM STILL IN THE 90-DAY WINDOW TO EXERCISE MY VESTED OPTIONS, WILL THE UNVESTED OPTIONS VEST?
A:       No.


PENSION PLAN BENEFITS UNDER THE KNIGHT RIDDER PLAN

Q: WILL I LOSE MY VESTED PENSION BENEFIT DUE TO THE KNIGHT RIDDER TRANSACTION AND/OR THE SCHURZ COMMUNICATIONS, INC. TRANSACTION?
A: No. Any earned and vested pension benefit, by law, may not be taken away. You earn a benefit each year of service granted. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after both transactions. To find out more about your pension benefit, visit www.krern.com and follow the retirement links. You can review the plan and complete a benefit calculation.

Q:       WILL I CONTINUE TO EARN A PENSION BENEFIT UNDER THE KNIGHT RIDDER PLAN?
A: You will continue to earn benefits under the Knight Ridder Pension Plan until the closing of this transaction. Schurz Communications, Inc. will not offer a defined benefit pension to the employees of the Aberdeen American News. Schurz Communications, Inc. will communicate their retirement benefits to employees at the close of the Schurz Communications, Inc. transaction.

401(K) PLAN BENEFITS

Q:       WHAT HAPPENS TO MY 401(K)?
A: During the transition, your 401(k) will continue as before and you are 100 percent vested in the amount you have contributed. Schurz Communications, Inc. will offer a 401(k) plan for all of the eligible employees.

Q:       WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401(K) ACCOUNT?
A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close of the Knight Ridder Transaction like any other Knight Ridder share in that transaction. You will be receiving information on this process in coming days.

Q:       WILL SCHURZ COMMUNICATIONS, INC. ACCEPT A ROLLOVER FROM MY 401K?
A: Yes. Schurz Communications, Inc. will provide specifics as we get closer to the date of the Schurz Communications, Inc. transaction.

Q:       CAN I TRANSFER MY 401(K) LOAN TO SCHURZ COMMUNICATIONS, INC.?
A: Our understanding is that Schurz Communications, Inc. will permit the transfer of any current outstanding loan balances as long as a complete rollover of your before-tax accounts to the Schurz Communications, Inc. plan occurs.


IF YOU HAVE ADDITIONAL QUESTIONS PLEASE SUBMIT THEM THROUGH YOUR LOCAL HUMAN RESOURCES DEPARTMENT.




IMPORTANT ADDITIONAL INFORMATION

     On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

SOUND PUBLISHING HOLDINGS, INC./MCCLATCHY TRANSACTION:
FREQUENTLY ASKED QUESTIONS FOR KNIGHT RIDDER EMPLOYEES



We are announcing today a significant development for all of you, and for our shareholders, readers, advertisers and the communities we serve. The McClatchy Company has entered into an agreement with Sound Publishing Holdings, Inc., a wholly owned subsidiary of Black Press Ltd.,, under which the Akron Beacon Journal will be sold to Sound Publishing, contingent on the closing of the sale of Knight Ridder to McClatchy. The following questions and answers are based on our understanding that the Sound Publishing Transaction will close on or about June 27, 2006.


GENERAL

Q:   WHAT WILL HAPPEN TO ME DURING THIS TRANSITION?
A: This newspaper's most valuable asset is our employees. We must stay focused on producing our newspapers, Web sites, community and other publications at the high standards for which we are known. We need to provide readers with superior editorial content; we need to provide readers and advertisers with superb customer service.

Q: WHAT WILL BE THE IMPACT OF THE SOUND PUBLISHING TRANSACTION ON STAFFING? WILL THERE BE ANY LAYOFFS?
A:   There are no layoffs planned.

Q:   WILL THERE BE CHANGES IN THE WAY OUR LOCAL COMPANY OPERATES?
A:   During this period of transition, we will continue business as usual.

Q:   WHEN WILL I KNOW SPECIFICALLY HOW I WILL BE AFFECTED?
A: As we have said, we expect business as usual during the transition. While we don't have all the answers to all questions at this point, we will keep employees informed in as timely a fashion as we can.

Q:   WILL SOUND PUBLISHING RECOGNIZE THE UNIONS WHERE THEY EXIST?
A:   Yes.

BENEFITS AND COMPENSATION

The benefits to which we refer in the Q&A below are those provided currently by our programs for NON-UNION employees. The questions and answers below make no attempt to address other plans provided to unionized employees through their collective bargaining agreements.

Please note that the information in these frequently asked questions is based on our current understanding of Sound Publishing's plans. Of course, any benefits that may become available under Sound Publishing's plans will be determined by the applicable plan document. In the event of any inconsistency between this Q&A and the applicable plan, the applicable plan will govern. Notwithstanding anything written in this Q&A to the contrary, Knight Ridder reserves the right to modify, amend, suspend or terminate any of its compensation and employee benefits plans, programs and arrangements and the compensation and benefits there under in accordance with their terms.

COMPENSATION

Q:   DOES TODAY'S ANNOUNCEMENT AFFECT MY COMPENSATION?
A: During the transition we don't expect changes in compensation outside of the normal course of business.

Q:   WHAT HAPPENS TO MY VACATION AND SICK BENEFITS?
A: During the transition period, we don't expect any changes to these programs.

Q:   I AM ELIGIBLE FOR A 2006 ANNUAL BONUS, WILL THAT STILL CONTINUE?
A: The 2006 annual bonuses will be paid out on a prorated basis at the time of the close of the Knight Ridder Transaction, based on your performance against your goals and the Company's performance against its goals. All future decisions regarding any bonus will be made by Sound Publishing, which we understand does not contemplate changes at this time.


HEALTH & WELFARE BENEFITS

Q: WHAT HAPPENS TO MY CURRENT KNIGHT RIDDER HEALTH AND WELFARE BENEFITS DURING THIS TRANSITION PERIOD?
A:   Your current coverage options will continue under their existing terms.

Q: WHAT HAPPENS TO MY HEALTH AND WELFARE BENEFITS AFTER THE SOUND PUBLISHING TRANSACTION IS COMPLETE?
A: It is our understanding that Sound Publishing intends to contract for essentially the same benefits from the same vendors, where possible.


STOCK

Q:   DOES KNIGHT RIDDER STOCK CONTINUE TO TRADE DURING THE TRANSITION PERIOD?
A:   Yes.

Q:   WHAT HAPPENS TO KNIGHT RIDDER STOCK THAT I OWN?

A: Knight Ridder will trade on the stock exchange until the close of the Knight Ridder Transaction; you can sell the stock at anytime during this period (subject to the terms of the plan and insider trading rules).

     If you own Knight Ridder shares (not the shares you have the option to buy under the stock option program) at the close of the Knight Ridder Transaction, whether in your 401(k) account or a brokerage account, they will be replaced at the close of the Knight Ridder Transaction with a combination of cash and McClatchy stock.

     Each share you own will be replaced with $40 in cash and .5118th of a McClatchy share. To calculate the per share value of the swap, multiply the price of the McClatchy share by .5118 and add $40.

     Vanguard, e*Trade and any other broker you may use to hold Knight Ridder stock will be providing you more information on this process closer to the closing date of the Knight Ridder Transaction.


STOCK PURCHASE PLAN

Q:   CAN I CONTINUE TO PARTICIPATE IN KNIGHT RIDDER'S EMPLOYEE STOCK PURCHASE
     PLAN?
A: Yes, during the transition period. However at the time of the close of the Knight Ridder Transaction, the employee stock purchase plan will terminate. In connections with such termination, the final purchase period will end seven days prior to the close of the Knight Ridder Transaction. You will be receiving information on this process in the coming days.

Q:   MAY I WITHDRAW FROM THE PLAN DURING THE TRANSITION PERIOD?
A: Yes, the plan continues to operate normally until seven days before the close of the Knight Ridder Transaction.

Q: DOES THIS PROCESS AFFECT THE SHARES I HOLD THROUGH THE EMPLOYEE STOCK PURCHASE PLAN?
A: Yes, as with any other Knight Ridder shares you may own, these shares will be exchanged for cash and stock upon close of the Knight Ridder Transaction. You will be receiving information on this process in coming days.

Q.   WILL SOUND PUBLISHING HAVE AN EMPLOYEE STOCK PURCHASE PLAN?
A.   No.


STOCK OPTIONS

Q:   WHAT WILL HAPPEN TO MY STOCK OPTIONS?
A: All of your options which have not expired as of seven days prior to the close of the Knight Ridder Transaction will become 100% vested and exercisable at that time. You may choose to exercise your vested options prior to the close of the Knight Ridder Transaction. If you do not do so, your vested options will be cashed out and terminated.

Q:   WHAT HAPPENS TO MY VESTED KNIGHT RIDDER STOCK OPTIONS?

A: You can exercise these options at any time up until the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed); this means you can buy the shares at the strike price (the price at which the option was awarded) and immediately sell to cover the cost, keeping the excess (less any applicable tax withholding). If you purchase the shares and do not sell them before the close of the sale of Knight Ridder, they will be treated like any other Knight Ridder stock you own at the close of the sale of Knight Ridder

     Any options that are not exercised before the close of the Knight Ridder Transaction will be cashed out by McClatchy. This means McClatchy will provide you for each share subject to an option with a cash payment equal to the excess, if any, of (a) $40 in cash plus (b) 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction less (c) the per share strike price for such option.

     If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder transaction is higher than the Knight Ridder share strike price the excess cash will be deposited in your e*Trade account.

     If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction is lower than the Knight Ridder share strike price, the option will have no cash value and be terminated.

Q:   WHAT HAPPENS TO MY UNVESTED KNIGHT RIDDER STOCK OPTIONS?
A: Seven days prior to the close of the Knight Ridder Transaction, these options will become vested. After that time you may exercise the options before the close of the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed). Any unexercised options will be cashed out as described in the "What happens to my VESTED Knight Ridder stock options?" Q&A.

Q: If I leave my company before all of my options would otherwise vest (seven days prior to the close of the Knight Ridder Transaction), but I am still in the 90-day window to exercise my vested options, will the unvested options vest?
A:   No.


PENSION PLAN BENEFITS UNDER THE KNIGHT RIDDER PLAN


Q: WILL I LOSE MY VESTED PENSION BENEFIT DUE TO THE KNIGHT RIDDER TRANSACTION AND/OR THE SOUND PUBLISHING TRANSACTION?
A: No. Any earned and vested pension benefit, by law, may not be taken away. You earn a benefit each year of service granted. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after both transactions. To find out more about your pension benefit, visit www.krern.com and follow the retirement links. You can review the plan and complete a benefit calculation.

Q:   WILL I CONTINUE TO EARN A PENSION BENEFIT UNDER THE KNIGHT RIDDER PLAN?
A: You will continue to earn benefits under the Knight Ridder Pension Plan until the closing of this transaction. Sound Publishing will communicate their retirement benefits to employees at the close of the Sound Publishing Transaction.

401(K) PLAN BENEFITS

Q:   WHAT HAPPENS TO MY 401(K)?
A: During the transition, your 401(k) will continue as before and you are 100% vested in the amount you have contributed. Sound Publishing will offer a 401(k) plan for all of the eligible employees.

Q:   WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401(K) ACCOUNT?
A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close of the Knight Ridder Transaction like any other Knight Ridder share in that transaction. You will be receiving information on this process in coming days.

Q:   WILL SOUND PUBLISHING ACCEPT A ROLLOVER FROM MY 401(K)?
A: Yes. Sound Publishing will provide specifics as we get closer to the date of the Sound Publishing transaction.

Q:   CAN I TRANSFER MY 401(K) LOAN TO SOUND PUBLISHING ?
A: Our understanding is that Sound Publishing will permit the transfer of any current outstanding loan balances as long as a complete rollover to the Sound Publishing plan occurs.




IF YOU HAVE ADDITIONAL QUESTIONS PLEASE SUBMIT THEM THROUGH YOUR LOCAL HUMAN RESOURCES DEPARTMENT.



IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC.
IMPORTANT ADDITIONAL INFORMATION

     On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and

6


executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

FORUM COMMUNICATIONS COMPANY/MCCLATCHY TRANSACTION:
FREQUENTLY ASKED QUESTIONS FOR KNIGHT RIDDER EMPLOYEES



We are announcing today a significant development for all of you, and for our shareholders, readers, advertisers and the communities we serve. The McClatchy Company has entered into an agreement with Forum Communications Company, under which The Grand Forks Herald and Duluth News Tribune will be sold to Forum Communications Company, contingent on the closing of the sale of Knight Ridder to McClatchy. The following questions and answers are based on our understanding that the Forum Communications Company Transaction will close as soon as possible after the close of the sale of Knight Ridder to McClatchy, which is expected to be on or around June 27, 2006.


GENERAL

Q:       WHAT WILL HAPPEN TO ME DURING THIS TRANSITION?
A: This newspaper's most valuable asset is our employees. We must stay focused on producing our newspapers, Web sites, community and other publications at the high standards for which we are known. We need to provide readers with superior editorial content; we need to provide readers and advertisers with superb customer service.

Q: WHAT WILL BE THE IMPACT OF THE FORUM COMMUNICATIONS COMPANY TRANSACTION ON STAFFING? WILL THERE BE ANY LAYOFFS?
A:       There are no layoffs planned.

Q:       WILL THERE BE CHANGES IN THE WAY OUR LOCAL COMPANY OPERATES?
A: During this period of transition, which could extend for several months, we will continue business as usual.

Q:       WHEN WILL I KNOW SPECIFICALLY HOW I WILL BE AFFECTED?
A: As we have said, we expect business as usual during the transition. While we don't have all the answers to all questions at this point, we will keep employees informed in as timely a fashion as we can.

Q:       WILL FORUM COMMUNICATIONS COMPANY RECOGNIZE THE UNIONS WHERE THEY
         EXIST?
A:       Yes.

BENEFITS AND COMPENSATION

The benefits to which we refer in the Q&A below are those provided currently by our programs for NON-UNION employees. The questions and answers below make no attempt to address other plans provided to unionized employees through their collective bargaining agreements.

Please note that the information in these frequently asked questions is based on our current understanding of Forum Communications Company's plans. Of course, any benefits that may become available under Forum Communications Company's plans will be determined by the applicable plan document. In the event of any inconsistency between this Q&A and the applicable plan, the applicable plan will govern. Notwithstanding anything written in this Q&A to the contrary, Knight Ridder reserves the right to modify, amend, suspend or terminate any of its compensation and employee benefits plans, programs and arrangements and the compensation and benefits there under in accordance with their terms.

COMPENSATION

Q:       DOES TODAY'S ANNOUNCEMENT AFFECT MY COMPENSATION?
A: During the transition we don't expect changes in compensation outside of the normal course of business.

Q:       WHAT HAPPENS TO MY VACATION AND SICK BENEFITS?
A: During the transition period, we don't expect any changes to these programs.

Q:       I AM ELIGIBLE FOR A 2006 ANNUAL BONUS, WILL THAT STILL CONTINUE?
A: The 2006 annual bonuses will be paid out on a prorated basis at the time of the close of the Knight Ridder Transaction, based on your performance against your goals and the Company's performance against its goals. All future decisions regarding any bonus will be made by Forum Communications Company, which will be consistent with the current bonus program offered to existing employees of Forum Communications Company.


HEALTH & WELFARE BENEFITS

Q: WHAT HAPPENS TO MY CURRENT KNIGHT RIDDER HEALTH AND WELFARE BENEFITS DURING THIS TRANSITION PERIOD?
A:       Your current coverage options will continue under their existing terms.

Q: WHAT HAPPENS TO MY HEALTH AND WELFARE BENEFITS AFTER THE FORUM COMMUNICATIONS COMPANY TRANSACTION IS COMPLETE?
A: It is our understanding that Forum Communications Company intends to provide health and welfare benefits consistent with those currently offered to their employees.


STOCK

Q:       DOES KNIGHT RIDDER STOCK CONTINUE TO TRADE DURING THE TRANSITION
         PERIOD?
A:       Yes.

Q:       WHAT HAPPENS TO KNIGHT RIDDER STOCK THAT I OWN?

A: Knight Ridder will trade on the stock exchange until the close of the Knight Ridder Transaction; you can sell the stock at anytime during this period (subject to the terms of the plan and insider trading rules).

         If you own Knight Ridder shares (not the shares you have the option to buy under the stock option program) at the close of the Knight Ridder Transaction, whether in your 401(k) account or a brokerage account, they will be replaced at the close of the Knight Ridder Transaction with a combination of cash and McClatchy stock.

         Each share you own will be replaced with $40 in cash and .5118th of a McClatchy share. To calculate the per share value of the swap, multiply the price of the McClatchy share by .5118 and add $40.

         Vanguard, e*Trade and any other broker you may use to hold Knight Ridder stock will be providing you more information on this process closer to the closing date of the Knight Ridder Transaction.


STOCK PURCHASE PLAN

Q:       CAN I CONTINUE TO PARTICIPATE IN KNIGHT RIDDER'S EMPLOYEE STOCK
         PURCHASE PLAN?
A: Yes, during the transition period. However at the time of the close of the Knight Ridder Transaction, the employee stock purchase plan will terminate. In connections with such termination, the final purchase period will end seven days prior to the close of the Knight Ridder Transaction. You will be receiving information on this process in the coming days.

Q:       MAY I WITHDRAW FROM THE PLAN DURING THE TRANSITION PERIOD?
A: Yes, the plan continues to operate normally until seven days before the close of the Knight Ridder Transaction.

Q: DOES THIS PROCESS AFFECT THE SHARES I HOLD THROUGH THE EMPLOYEE STOCK PURCHASE PLAN?
A: Yes, as with any other Knight Ridder shares you may own, these shares will be exchanged for cash and stock upon close of the Knight Ridder Transaction. You will be receiving information on this process in coming days.

Q.       WILL FORUM COMMUNICATIONS COMPANY HAVE AN EMPLOYEE STOCK PURCHASE PLAN?
A. No. Forum Communications does not offer an employee stock purchase plan.


STOCK OPTIONS

Q:       WHAT WILL HAPPEN TO MY STOCK OPTIONS?
A: All of your options which have not expired as of seven days prior to the close of the Knight Ridder Transaction will become 100% vested and exercisable at that time. You may choose to exercise your vested options prior to the close of the Knight Ridder Transaction. If you do not do so, your vested options will be cashed out and terminated.

Q:       WHAT HAPPENS TO MY VESTED KNIGHT RIDDER STOCK OPTIONS?

A: You can exercise these options at any time up until the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed); this means you can buy the shares at the strike price (the price at which the option was awarded) and immediately sell to cover the cost, keeping the excess (less any applicable tax withholding). If you purchase the shares and do not sell them before the close of the sale of Knight Ridder, they will be treated like any other Knight Ridder stock you own at the close of the sale of Knight Ridder.

         Any options that are not exercised before the close of the Knight Ridder Transaction will be cashed out by McClatchy. This means McClatchy will provide you for each share subject to an option with a cash payment equal to the excess, if any, of (a) $40 in cash plus (b) 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction less (c) the per share strike price for such option.

         If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder transaction is higher than the Knight Ridder share strike price the excess cash will be deposited in your e*Trade account.

         If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction is lower than the Knight Ridder share strike price, the option will have no cash value and be terminated.

Q:       WHAT HAPPENS TO MY UNVESTED KNIGHT RIDDER STOCK OPTIONS?
A: Seven days prior to the close of the Knight Ridder Transaction, these options will become vested. After that time you may exercise the options before the close of the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed). Any unexercised options will be cashed out as described in the "What happens to my vested Knight Ridder stock options?" Q&A.

Q: IF I LEAVE MY COMPANY BEFORE ALL OF MY OPTIONS WOULD OTHERWISE VEST (SEVEN DAYS PRIOR TO THE CLOSE OF THE KNIGHT RIDDER TRANSACTION), BUT I AM STILL IN THE 90-DAY WINDOW TO EXERCISE MY VESTED OPTIONS, WILL THE UNVESTED OPTIONS VEST?
A:       No.


PENSION PLAN BENEFITS UNDER THE KNIGHT RIDDER PLAN

Q: WILL I LOSE MY VESTED PENSION BENEFIT DUE TO THE KNIGHT RIDDER TRANSACTION AND/OR THE FORUM COMMUNICATIONS COMPANY TRANSACTION?
A: No. Any earned and vested pension benefit, by law, may not be taken away. You earn a benefit each year of service granted. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after both transactions. To find out more about your pension benefit, visit www.krern.com and follow the retirement links. You can review the plan and complete a benefit calculation.

Q:       WILL I CONTINUE TO EARN A PENSION BENEFIT UNDER THE KNIGHT RIDDER PLAN?
A: You will continue to earn benefits under the Knight Ridder Pension Plan until the closing of this transaction. Forum Communications Company will communicate their retirement benefits to employees at the close of the Forum Communications Company Transaction.

401K PLAN BENEFITS

Q:       WHAT HAPPENS TO MY 401(K)?
A: During the transition, your 401(k) will continue as before and you are 100% vested in the amount you have contributed. Forum Communications Communication will offer a 401(k) plan for all of the eligible employees.

Q:       WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401(K) ACCOUNT?
A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close of the Knight Ridder Transaction like any other Knight Ridder share in that transaction. You will be receiving information on this process in coming days.

Q:       WILL FORUM COMMUNICATIONS COMPANY ACCEPT A ROLLOVER FROM MY 401K?
A: Yes. Forum Communication Company will provide specifics as we get closer to the date of the Forum Communications Company transaction.

Q:       CAN I TRANSFER MY 401(K) LOAN TO FORUM COMMUNICATIONS COMPANY?
A: Our understanding is that Forum Communications Company will permit the transfer of any current outstanding loan balances as long as a complete rollover to the Forum Communications Company plan occurs.




IF YOU HAVE ADDITIONAL QUESTIONS PLEASE SUBMIT THEM THROUGH YOUR LOCAL HUMAN RESOURCES DEPARTMENT.



IMPORTANT ADDITIONAL INFORMATION

     On May 10, 2006, McClatchy filed with the SEC a Registration
Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50
W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of

Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

OGDEN NEWSPAPERS/MCCLATCHY TRANSACTION:
FREQUENTLY ASKED QUESTIONS FOR KNIGHT RIDDER EMPLOYEES



We are announcing today a significant development for all of you, and for our shareholders, readers, advertisers and the communities we serve. The McClatchy Company has entered into an agreement with Ogden Newspapers, under which Knight Ridder's interests in Fort Wayne Newspapers will be sold to Ogden Newspapers, shortly after the closing of the sale of Knight Ridder to McClatchy. The following questions and answers are based on our understanding that the Ogden Newspapers Transaction will close on or about June 27, 2006.


GENERAL

Q:   WHAT WILL HAPPEN TO ME DURING THIS TRANSITION?
A: This newspaper's most valuable asset is our employees. We must stay focused on producing our newspapers, Web sites, community and other publications at the high standards for which we are known. We need to provide readers with superior editorial content; we need to provide readers and advertisers with superb customer service.

Q: WHAT WILL BE THE IMPACT OF THE OGDEN NEWSPAPERS TRANSACTION ON STAFFING? WILL THERE BE ANY LAYOFFS?
A:   There are no immediate layoffs planned.

Q:   WILL THERE BE CHANGES IN THE WAY OUR LOCAL COMPANY OPERATES?
A:   During this period of transition, we will continue business as usual.

Q:   WHEN WILL I KNOW SPECIFICALLY HOW I WILL BE AFFECTED?
A: As we have said, we expect business as usual during the transition. While we don't have all the answers to all questions at this point, we will keep employees informed in as timely a fashion as we can.

Q:   WILL OGDEN NEWSPAPERS RECOGNIZE THE UNIONS WHERE THEY EXIST?
A:   Yes.


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                                       2


BENEFITS AND COMPENSATION


Please note that the information in these frequently asked questions is based on our current understanding of Ogden Newspapers's plans. Of course, any benefits that may become available under Ogden Newspapers's plans will be determined by the applicable plan document. In the event of any inconsistency between this Q&A and the applicable plan, the applicable plan will govern. Notwithstanding anything written in this Q&A to the contrary, Knight Ridder reserves the right to modify, amend, suspend or terminate any of its compensation and employee benefits plans, programs and arrangements and the compensation and benefits there under in accordance with their terms.

COMPENSATION

Q:   DOES TODAY'S ANNOUNCEMENT AFFECT MY COMPENSATION?
A: During the transition we don't expect changes in compensation outside of the normal course of business.

Q:   WHAT HAPPENS TO MY VACATION AND SICK BENEFITS?
A: During the transition period, we don't expect any changes to these programs.

Q:   I AM ELIGIBLE FOR A 2006 ANNUAL BONUS, WILL THAT STILL CONTINUE?
A: The 2006 annual bonuses will be paid out on a prorated basis at the time of the close of the Knight Ridder Transaction, based on your performance against your goals and the Company's performance against its goals. All future decisions regarding any bonus will be made by Ogden Newspapers.

HEALTH & WELFARE BENEFITS

Q: WHAT HAPPENS TO MY CURRENT KNIGHT RIDDER HEALTH AND WELFARE BENEFITS DURING THIS TRANSITION PERIOD?
A:   Your current coverage options will continue under their existing terms.

Q: WHAT HAPPENS TO MY HEALTH AND WELFARE BENEFITS AFTER THE OGDEN NEWSPAPERS TRANSACTION IS COMPLETE?
A: The current plan is to introduce new health care benefits after a 60-day period. No gap in coverage will occur. The goal is for a smooth transition.


STOCK

Q:   DOES KNIGHT RIDDER STOCK CONTINUE TO TRADE DURING THE TRANSITION PERIOD?
A:   Yes.

Q:   WHAT HAPPENS TO KNIGHT RIDDER STOCK THAT I OWN?
A: Knight Ridder will trade on the stock exchange until the close of the Knight Ridder Transaction; you can sell the stock at anytime during this period (subject to the terms of the plan and insider trading rules).

     If you own Knight Ridder shares (not the shares you have the option to buy under the stock option program) at the close of the Knight Ridder Transaction, whether in your

     401(k) account or a brokerage account, they will be replaced at the close of the Knight Ridder Transaction with a combination of cash and McClatchy stock.

     Each share you own will be replaced with $40 in cash and .5118th of a McClatchy share. To calculate the per share value of the swap, multiply the price of the McClatchy share by .5118 and add $40.

     Vanguard, e*Trade and any other broker you may use to hold Knight Ridder stock will be providing you more information on this process closer to the closing date of the Knight Ridder Transaction.



STOCK PURCHASE PLAN

Q:   CAN I CONTINUE TO PARTICIPATE IN KNIGHT RIDDER'S EMPLOYEE STOCK PURCHASE
     PLAN?
A: Yes, during the transition period. However at the time of the close of the Knight Ridder Transaction, the employee stock purchase plan will terminate. In connections with such termination, the final purchase period will end seven days prior to the close of the Knight Ridder Transaction. You will be receiving information on this process in the coming days.

Q:   MAY I WITHDRAW FROM THE PLAN DURING THE TRANSITION PERIOD?
A: Yes, the plan continues to operate normally until seven days before the close of the Knight Ridder Transaction.

Q: DOES THIS PROCESS AFFECT THE SHARES I HOLD THROUGH THE EMPLOYEE STOCK PURCHASE PLAN?
A: Yes, as with any other Knight Ridder shares you may own, these shares will be exchanged for cash and stock upon close of the Knight Ridder Transaction. You will be receiving information on this process in coming days.

Q.   WILL OGDEN NEWSPAPERS HAVE AN EMPLOYEE STOCK PURCHASE PLAN?
A.   No. Ogden's company is family-owned.


STOCK OPTIONS

Q:   WHAT WILL HAPPEN TO MY STOCK OPTIONS?
A: All of your options which have not expired as of seven days prior to the close of the Knight Ridder Transaction will become 100% vested and exercisable at that time. You may choose to exercise your vested options prior to the close of the Knight Ridder Transaction. If you do not do so, your vested options will be cashed out and terminated.

Q:   WHAT HAPPENS TO MY VESTED KNIGHT RIDDER STOCK OPTIONS?
A: You can exercise these options at any time up until the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed); this means you can buy the shares at the strike price (the price at which the option was awarded) and immediately sell to cover the cost, keeping the excess (less any applicable tax withholding). If you purchase the shares and do not sell them before the close of the sale of Knight Ridder, they will be treated like any other
     Knight Ridder stock you own at the close of the sale of Knight Ridder

     Any options that are not exercised before the close of the Knight Ridder Transaction will be cashed out by McClatchy. This means McClatchy will provide you for each share subject to an option with a cash payment equal to the excess, if any, of (a) $40 in cash plus (b) 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction less (c) the per share strike price for such option.

     If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder transaction is higher than the Knight Ridder share strike price the excess cash will be deposited in your e*Trade account.

     If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction is lower than the Knight Ridder share strike price, the option will have no cash value and be terminated.

Q:   WHAT HAPPENS TO MY UNVESTED KNIGHT RIDDER STOCK OPTIONS?
A: Seven days prior to the close of the Knight Ridder Transaction, these options will become vested. After that time you may exercise the options before the close of the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed). Any unexercised options will be cashed out as described in the "What happens to my VESTED Knight Ridder stock options?" Q&A.

Q: IF I LEAVE MY COMPANY BEFORE ALL OF MY OPTIONS WOULD OTHERWISE VEST (SEVEN DAYS PRIOR TO THE CLOSE OF THE KNIGHT RIDDER TRANSACTION), BUT I AM STILL IN THE 90-DAY WINDOW TO EXERCISE MY VESTED OPTIONS, WILL THE UNVESTED OPTIONS VEST?
A:   No.


PENSION PLAN BENEFITS UNDER THE KNIGHT RIDDER PLAN

Q: WILL I LOSE MY VESTED PENSION BENEFIT DUE TO THE KNIGHT RIDDER TRANSACTION AND/OR THE OGDEN NEWSPAPERS TRANSACTION?
A: No. Any earned and vested pension benefit, by law, may not be taken away. You earn a benefit each year of service granted. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after both transactions. To find out more about your pension benefit, visit www.krern.com and follow the retirement links. You can review the plan and complete a benefit calculation.

Q:   WILL I CONTINUE TO EARN A PENSION BENEFIT UNDER THE KNIGHT RIDDER PLAN?
A: You will continue to earn benefits under the Knight Ridder Pension Plan until the closing of this transaction. Ogden Newspapers will communicate their retirement benefits to employees at the close of the Ogden Newspapers Transaction.


401(K) PLAN BENEFITS

Q:   WHAT HAPPENS TO MY 401(K)?

A: During the transition, your 401(k) will continue as before and you are 100% vested in the amount you have contributed. Ogden Newspapers will offer a 401(k) plan for all of the eligible employees.

Q:   WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401(K) ACCOUNT?
A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close of the Knight Ridder Transaction like any other Knight Ridder share in that transaction. You will be receiving information on this process in coming days.

Q:   WILL OGDEN NEWSPAPERS ACCEPT A ROLLOVER FROM MY 401(K)?
A: Yes. Ogden Newspapers will provide specifics as we get closer to the date of the Ogden Newspapers transaction.





IF YOU HAVE ADDITIONAL QUESTIONS PLEASE SUBMIT THEM THROUGH YOUR LOCAL HUMAN RESOURCES DEPARTMENT.



IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC.
IMPORTANT ADDITIONAL INFORMATION

     On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.